SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                         Date of Report: August 2, 2004

                               GASCO ENERGY, INC.
             (Exact name of registrant as specified in its charter)


           Nevada                        0-26321                 98-0204105
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)


    14 Inverness Drive East, Building H, Suite 236, Englewood, Colorado 80112
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (303) 483-0044

    Item 7.       Financial Statements and Exhibits

         (a)      None

         (b)      None

         (c) Exhibits:

                  Regulation
                  S-K Number                         Document

                   99.1     Press release dated August 2, 2004

    Item 9.       Regulation FD Disclosure

                    Pursuant   to  General   Instruction   F.,  the   registrant
                    incorporates by reference the information contained in the document filed as Exhibit 99.1 to this Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                GASCO ENERGY, INC.


August 2, 2004                                  By:   /s/ W. King Grant
                                                      --------------------------
                                                        W. King Grant
                                                        Chief Financial Officer